UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	May 3, 2011
(Date of earliest event reported):	April 28, 2011

FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 4887, One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:     717-291-2411
Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders.

Fulton Financial Corporation (“Fulton”) held its Annual Meeting of Shareholders (“Annual Meeting”) on Thursday, April 28, 2011 at 10:00 a.m. Eastern Time. At the Annual Meeting, shareholders voted on all proposals outlined in Fulton’s March 24, 2011 proxy statement which included: (i) the election of fourteen (14) directors to serve for one-year terms; (ii) the approval of the 2011 Directors’ Equity Participation Plan; (iii) a non-binding resolution to approve the compensation of the named executive officers (a “Say On Pay” vote); (iv) a non-binding resolution for shareholders to recommend the frequency at which Fulton should conduct an advisory vote for shareholders to approve executive compensation (a “Say When On Pay” vote); and (v) the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for fiscal year ending December 31, 2011.

The total number of shares of Fulton’s common stock voted in person or by proxy at the Annual Meeting was 166,381,636, representing approximately 83.55% of the 199,139,162 shares outstanding and entitled to vote at the Annual Meeting. All matters voted upon at the Annual Meeting were approved with the required votes, including the 2011 Directors’ Equity Participation Plan, a copy of which is attached hereto as exhibit 10.1. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

The following table reflects the tabulation of the votes with respect to each director who was elected at the 2011 Annual Meeting:

	Number of Votes Cast
Nominee	For	Withheld	Broker Non-Vote
Jeffrey G. Albertson	127,298,083	9,994,413	29,089,140
Joe N. Ballard	133,393,156	3,899,340	29,089,140
John M. Bond, Jr.	131,997,449	5,295,047	29,089,140
Dana A. Chryst	134,398,490	2,894,006	29,089,140
Craig A. Dally	130,524,270	6,768,226	29,089,140
Patrick J. Freer	130,504,962	6,787,534	29,089,140
Rufus A. Fulton, Jr.	131,916,144	5,376,352	29,089,140
George W. Hodges	131,179,299	6,113,197	29,089,140
Willem Kooyker	134,331,111	2,961,385	29,089,140
Donald W. Lesher, Jr.	130,510,388	6,782,108	29,089,140
John O. Shirk	131,991,057	5,301,439	29,089,140
R. Scott Smith, Jr.	130,372,270	6,920,226	29,089,140
Gary A. Stewart	134,364,376	2,928,120	29,089,140
E. Philip Wenger	131,812,310	5,480,186	29,089,140

The following table reflects the tabulation of the votes with respect to the approval of the 2011 Directors’ Equity Participation Plan:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
121,580,466	14,602,552	1,109,478	29,089,140

The following table reflects the tabulation of the votes with respect to the non-binding Say On Pay vote:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
123,858,992	12,278,398	1,155,106	29,089,140

The following table reflects the tabulation of the votes with respect to the non-binding Say When On Pay vote;

	Number of Votes Cast
One Year	Two Year	Three Year	Abstain	Broker Non-Vote
115,568,917	2,480,325	17,441,941	1,801,313	29,089,140

In light of the shareholders’ recommendation of an annual frequency for Say on Pay votes, at this time, we plan on conducting Say on Pay votes annually.

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for fiscal year ending December 31, 2011:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
163,363,048	2,477,332	541,256	0

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
10.1	2011 Directors’ Equity Participation Plan - Incorporated by reference to Exhibit A of Fulton’s 2011 Proxy Statement filed on March 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2011	Fulton Financial Corporation By: /s/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer